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                                                                  EXHIBIT 10.16

           FIRST AMENDMENT, DATED 1 DECEMBER 1996, TO LEASE AGREEMENT

  BETWEEN FORT WASHINGTON REALTY TRUST AND VERTEX PHARMACEUTICALS INCORPORATED

                               DATED 1 MARCH 1993

Fort Washington Realty Trust and Vertex Pharmaceuticals Incorporated hereby agree to amend the current lease on 625 Putnam Avenue, Cambridge, dated 1 March 1993, as follows:

page 1, Section 1.1; page 2, Section 2; and page 2 & 3, Section 3.1; Extension of original term:
Term:  1 February 1997 through 31 December 1998
Rent:  15,750 sq ft at $15.24/sq ft/yr=$240,000/yr=$20,000/month page 36, Section 11.10: Option to extend beyond first extension:
Tenant's option to Extend: 1 January 1999 through 31 December 2000, at a rent of 15,750 sq ft at $18.00/sq ft/yr=$283,500/yr=$23,625/month

Triple-net of all taxes, insurance, utilities, and operating expenses.

All other provisions of said lease shall remain unchanged

Signatories certify that they are empowered to commit their respective organization in matters pertaining to this agreement, executed in December 1996



LESSOR:                                          LESSEE:



/s/  HENRY H. KOLM

/s/  ELIZABETH C. KOLM                  /s/  RICHARD H. ALDRICH
------------------------------          -----------------------------------
Fort Washington Realty Trust            Vertex Pharmaceuticals Incorporated
By:  Henry H. Kolm, Trustee             By:   Richard H. Aldrich
     Elizabeth C. Kolm, Trustee               Senior VP, Chief Business Officer
Date:  18 Jan 1996                      Date:   16 Dec 1996